UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 10, 2024

MDB CAPITAL HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-41751	87-4366624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14135 Midway Road, Suite G-150

Addison, TX 75001

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (945) 262-9010

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, representing Limited Liability Interests	MDBH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of MDB Capital Holdings, LLC (the “Company”) was held on December 10, 2024. At the Annual Meeting, the Company’s shareholders:

●	Elected eight nominees to serve as directors until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified;
●	Considered and voted on a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year;
●	Considered and voted on a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers; and
●	Ratified the appointment of RBSM LLP, as our independent registered public accounting firm, for our fiscal year ending December 31, 2024.

There were outstanding, as of the close of business on October 11, 2024, the record date for the Annual Meeting, 4,295,632 shares of Class A Common Stock of the Company, each entitled to one vote per shares, and 5,000,000 shares of Class B Common Stock of the Company, each entitled to five votes per share. There were 29,295,632 votes entitled to vote at the Annual Meeting represented by these shares. There were present at the Annual Meeting, either in person or represented by proxy, 27,086,417 votes, representing 92.45% of the shares entitled to vote at the Annual Meeting.

On each of Proposals 1 and 2, there were 1,363,186 broker non-votes, and for Proposal 4 there were no broker non-votes.

The final number of votes cast for, against, withheld or abstaining with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Withheld
Christopher Marlett	25,667,802	55,429
Anthony DiGiandomenico	25,670,252	52,979
George Brandon	25,668,203	55,028
Mo Hayat	25,668,102	55,129
Susanne Meline	25,695,603	27,628
Mathew Hayden	25,695,152	28,079
Sean Magennis	25,599,786	123,445
Daniel Torpey	25,713,720	9,511

Proposal 2	Shares For	Shares Against	Shares Abstaining
The non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year.	25,595,078	101,568	26,585

Proposal 3	Shares For One Year	Shares For Two Years	Shares For Three Years	Shares Abstaining
The non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers	346,073	19,124	25,209,730	148,304

Proposal 4	Shares For	Shares Against	Shares Abstaining
Ratification of the appointment of RBSM LLP, as our independent registered public accounting firm, for our fiscal year ending December 31, 2024.	27,078,560	901	6,956

Based on the vote under Proposal 3, the Company will ask the shareholders every three years for an advisory vote on the compensation paid to the named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2024	MDB CAPITAL HOLDINGS, LLC

	By	/s/ Jeremy W. James
Jeremy W. James
Chief Financial Officer